SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)          December 27, 1998





                                JUMBOSPORTS INC.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                   001-13322              52-1643157
(State or Other Jurisdiction      (Commission             (IRS Employer
      of Incorporation)           File Number)            Identification No.)


4701 West Hillsborough Avenue, Tampa, Florida                     33614
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code   (813)886-9688


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 3.  Bankruptcy or Receivership.

     On December 27, 1998 (the "Petition Date"), JumboSports Inc., a Florida corporation (the "Registrant"), and its subsidiaries Guide Series, Inc. and Property Holdings Company I filed Voluntary Petitions for Relief (Case Nos. 98-22545-8C1, 98-22546-8C1 and 98-22547-8C1, respectively) under Chapter 11 of
Title 11 of the United States Code (the "Bankrupcy Code") in United States Bankruptcy Court for the Middle District of Florida, Tampa Division (the "Bankruptcy Court"). On the Petition Date, the Bankruptcy Court entered Orders for Relief pursuant to the Bankruptcy Code. During the week of December 28, 1998, the Bankruptcy Court further entered orders allowing the Registrant and the subsidiaries to operate their business and manage their property as debtors in possession pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be duly signed on its behalf by the undersigned hereunto duly authorized, on January 11, 1999.

                                         JumboSports, Inc.
                                         (Registrant)


                                         By:/s/ Raymond P. Springer
                                         Raymond P. Springer, Executive Vice
                                         President and Chief Financial Officer